Fees Summary	Apr. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 107,952,750.99
Previously Paid Amount	16,418.86
Total Fee Amount	16,527.57
Total Offset Amount	0
Net Fee	$ 108.71